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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D. C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



               DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                 JUNE 12, 1996



                           DAYTON HUDSON CORPORATION
                           -------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



        MINNESOTA                      1-6049                41-0215170
- --------------------------          ------------         -------------------
(STATE OR OTHER JURISDIC-           (COMMISSION             (IRS EMPLOYER
TION OF INCORPORATION)              FILE NUMBER)         IDENTIFICATION NO.)



           777 NICOLLET MALL
        MINNEAPOLIS, MINNESOTA                                  55402
- ----------------------------------------                      ----------
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                      (ZIP CODE)



              REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:
                                  612-370-6948

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                                    FORM 8-K

ITEM 5.   Other Events.
- -------   ------------

          On June 12, 1996, Dayton Hudson Corporation (the "Corporation") issued a News Release announcing a three-for-one split of the Corporation's Common Stock and an increase in its quarterly dividend. The News Release is attached hereto as Exhibit 99.



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                              DAYTON HUDSON CORPORATION

                                              /s/ Douglas A. Scovanner
                                              -------------------------
                                              Douglas A. Scovanner
                                              Senior Vice President
                                              and Chief Financial Officer


Dated:  June 13, 1996